UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 26, 2008
(Date of earliest event reported)

TRACK DATA CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware	0-24634	22-3181095
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

95 Rockwell Place, Brooklyn, New York	11217
(Address of Principal Executives Offices)	(Zip Code)

(718) 522-7373
(Registrant's telephone number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (14 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On March 26, 2008 Track Data Corporation issued a press release announcing its results of operations for the fourth quarter and year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 26, 2008	By	/s/ Martin Kaye

Martin Kaye
CEO, CFO

INDEX TO EXHIBITS

Exhibit

No.	Description
99.1	Press Release of Track Data Corporation dated March 26, 2008 reporting fourth quarter and year-end 2007 financial results.